CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated, June 27 2000, in Amendment No 1 to the Registration Statement (Form SB-2 No. 333-40528) and related Prospectus of Dynamic Ventures Inc. for the registration of shares of its common stock.


Vancouver,  Canada
September  18,  2000


Elliott,  Tulk,  Pryce,  Anderson
CHARTERED  ACCOUNTANTS



/s/  Elliott,  Tulk,  Pryce,  Anderson
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Elliott,  Tulk,  Pryce,  Anderson